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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


                                January 28, 2003
                Date of Report (Date of earliest event reported)


                            CITIZENS HOLDING COMPANY
           (Exact name of the registrant as specified in its charter)


 MISSISSIPPI                    001-15375                       64-0666512
(State or other           (Commission File Number)             (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


521 Main Street, Philadelphia, Mississippi                        39350
  (Address of principal executive office)                       (Zip Code)


                                 (601) 656-4692
              (Registrant's telephone number, including area code)



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Item 7. Financial Statement and Exhibits.

          (a) Exhibits

               Exhibit 99.1      Press Release dated January 28, 2003

Item 9.  Regulation FD Disclosure.

On January 28, 2003, Citizens Holding Company (the "Company") issued a press release that announced the earnings for the Company for the fourth quarter and year to date for 2002. The press release announcing this acquisition is attached as Exhibit 99.1.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CITIZENS HOLDING COMPANY


                                        BY:         /s/ Robert T. Smith
                                           -------------------------------------
                                             Robert T. Smith
                                             Treasurer (Chief Financial Officer)


DATE:  January 28, 2003


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                                  EXHIBIT INDEX


Exhibit
Number       Description
------       -----------
99.1         Press Release dated January 28, 2003